Note 11: Recent Accounting Pronouncements	3 Months Ended
Aug. 31, 2013
Notes
Note 11: Recent Accounting Pronouncements

NOTE 11: RECENT ACCOUNTING PRONOUNCEMENTS

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries. None of the updates are expected to a have a material impact on the Company's financial position, results of operations or cash flows.